Filed Pursuant to Rule 497(e)

Monetta Fund, Inc. Registration File No. 811-4466

Monetta Trust Registration File No. 811-7360

MONETTA FUND, INC.

MONETTA TRUST

SUPPLEMENT DATED NOVEMBER 6, 2006

PROSPECTUS DATED MAY 1, 2006

Prospectus section “HOW TO PURCHASE FUND SHARES” page 30, paragraph one is replaced with the following:

You may purchase shares of any of the Funds through a dealer, by telephone (if you have the ACH plan), by check, by wire (into an existing account only), or by exchange from your account into one of the other funds.  Your initial investment in any of the Monetta Funds must be at least $1,000.  There is no minimum additional investment amount.  Each fund has a minimum account balance of $1,000.  If you are purchasing shares to be held by a tax-sheltered retirement plan sponsored by the Adviser, you must use special application forms that you can obtain by calling the Funds at 1-800-MONETTA.  Your purchase order must be received by the Funds' Transfer Agent before the close of regular session trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) to receive the net asset value calculated on that day.  Orders received after the close will receive the next calculated net asset value.  However, shares of the Monetta Government Money Market Fund are entitled to receive dividends beginning on the day of purchase if the purchase is received prior to 10:00 a.m. Central Time.  Purchase orders received after 10:00 a.m. Central Time, but prior to the close of business, will begin earning dividends on the following day.  Initial purchases by an individual shareholder cannot be made by telephoning or faxing an application to the Funds or the Transfer Agent.

Please keep this supplement for future reference